UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2018

BLINK CHARGING CO.
(Exact name of registrant as specified in its charter)

Nevada	001-38392	03-0608147
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

407 Lincoln Road, Suite 704 Miami Beach, Florida	33139
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 521-0200

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

CURRENT REPORT ON FORM 8-K

Blink Charging Co.

September 7, 2018

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On September 7, 2018, we held our annual meeting of stockholders. The following matters were submitted to our stockholders for consideration (all of which were set forth in our definitive proxy statement on Schedule 14A filed with the SEC on August 14, 2018):

Proposal 1: Election of five directors to our board of directors for a one-year term of office expiring at the 2019 Annual Meeting of Stockholders.

Proposal 2: Ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2018.

Proposal 3: Advisory vote to approve executive compensation (“say-on-pay” vote).

Proposal 4. Advisory vote regarding the frequency of holding the say-on-pay vote (the “frequency vote”).

Proposal 5. Approval of the Blink Charging Co. 2018 Incentive Compensation Plan.

We had 24,675,602 shares of common stock outstanding on August 13, 2018, the record date for the annual meeting. At the annual meeting, holders of 15,956,787 shares of our common stock were present in person or represented by proxy. The full voting results were as follows:

1.       Election of Five Directors. Our stockholders elected the five nominees listed in our definitive proxy statement to serve on our board of directors for a one-year term of office expiring at the 2019 Annual Meeting of Stockholders. The results of the voting were as follows:

	Votes For	Votes Withheld	Broker Non-Votes

Michael D. Farkas	8,829,251	857,924	6,270,406

Michael J. Calise	9,628,307	58,868	6,270,406

Donald Engel	8,734,400	952,775	6,270,406

Robert C. Schweitzer	9,531,503	155,672	6,270,406

Grant E. Fitz	9,616,927	70,248	6,270,406

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2.       Ratification of the Independent Registered Public Accounting Firm. Our stockholders ratified the appointment of Marcum LLP as our independent registered public accountants for the year ending December 31, 2018. The results of the voting were as follows:

Votes For	Votes Against	Votes Abstained

15,004,658	431,284	520,845

3.       Advisory (Non-Binding) “Say-On-Pay” Vote to Approve Executive Compensation. Our stockholders voted for the advisory approval of our executive compensation. The results of voting were as follows:

Votes For	Votes Against	Votes Abstained

8,669,175	988,081	29,919

4.       Advisory (Non-Binding) Vote Regarding the Frequency of Future Stockholder Votes on Executive Compensation. Our stockholders voted in favor of three years for the advisory vote regarding the frequency of holding the “say-on-pay” vote. The results of the voting were as follows:

1 Year	2 Years	3 Years	Votes Abstained

1,377,003	33,120	8,250,436	26,616

5.       Approval of Blink Charging Co. 2018 Incentive Compensation Plan. Our stockholders approved our 2018 Incentive Compensation Plan which reserved for issuance 5,000,000 shares of common stock. The results of the voting were as follows:

Votes For	Votes Against	Votes Abstained

9,373,042	283,315	30,818

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLINK CHARGING CO.

Dated: September 12, 2018	By:	/s/ Aviv Hillo
	Name:	Aviv Hillo
	Title:	General Counsel

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